SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2013

        CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

42745 U.S. Highway 27, Davenport, FL		33837
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (863) 419-7750

                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

CenterState Banks, Inc. to announce quarterly earnings results on Wednesday January 30, 2013.

Davenport, FL. – January 4, 2013 – CenterState Banks, Inc. (NASDAQ: CSFL) announced today that it will release fourth quarter earnings results on January 30, 2013, after the market closes. Upon release, investors may access a copy of CenterState’s earnings results at the Company’s website at www.centerstatebanks.com and selecting “Fourth Quarter 2012 Earnings Results” under the heading “Press Releases.”

CenterState will host a conference call on Thursday, January 31, 2013 at 10:00 a.m. (Eastern Time) to discuss its fourth quarter 2012 results. Investors may call in (toll free) by dialing (877) 303-6618 (passcode 86083342; host: Ernest S. Pinner).

Alternatively, individuals may listen to the live webcast of the presentation by visiting the link at CenterState’s website at www.centerstatebanks.com.

An audio replay of the live webcast is expected to be available by the evening of January 31 at CenterState’s website located in the subsection “Presentations” under the heading “News and Market Data.”

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Some of the statements in this report constitute forward-looking statements, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue” or the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this report. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements. Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company or the Bank to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2011, and otherwise in our SEC reports and filings.

Item 9.01.	Exhibits.

	(a)	Exhibits:

	Exhibit 99.1	Press release dated January 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ James J. Antal
James J. Antal
Senior Vice President and
Chief Financial Officer

Date:     January 4, 2013

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